UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2016

LA QUINTA HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36412	90-1032961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Hidden Ridge, Suite 600 Irving, Texas	75038
(Address of Principal Executive Offices)	(Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 19, 2016, La Quinta Holdings Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2016 (the “Proxy Statement”).  115,220,816 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, which was equal to 93.4% of the issued and outstanding shares entitled to vote at the meeting. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 – Election of Directors

The persons listed below were elected as directors for a one-year term expiring at the Company’s 2017 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Keith A. Cline	108,700,613	433,684	6,086,519
James R. Abrahamson	108,461,734	672,563	6,086,519
Glenn Alba	107,662,193	1,472,104	6,086,519
Scott O. Bergren	108,461,234	673,063	6,086,519
Alan J. Bowers	108,415,047	719,250	6,086,519
Henry G. Cisneros	108,429,182	705,115	6,086,519
Giovanni Cutaia	107,995,237	1,139,060	6,086,519
Brian Kim	107,699,404	1,434,893	6,086,519
Mitesh B. Shah	107,648,033	1,486,264	6,086,519
Gary M. Sumers	107,988,266	1,146,031	6,086,519

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2016 was ratified as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
114,371,147	831,671	17,998	N/A

Proposal No. 3 – Vote to Approve the Amended and Restated La Quinta Holdings Inc. 2014 Omnibus Incentive Plan

The Amended and Restated La Quinta Holdings Inc. 2014 Omnibus Incentive Plan was approved as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
98,476,336	10,629,548	28,413	6,086,519

Proposal No. 4 – Non-Binding Vote on Executive Compensation

The compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement was approved in a non-binding advisory vote as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
108,007,669	1,091,813	34,815	6,086,519

Proposal No. 5 – Non-Binding Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Company’s stockholders voted, in a non-binding advisory vote, on whether a stockholder vote to approve the compensation paid to the Company’s named executive officers should occur every one, two or three years as set forth below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
104,875,986	178,318	4,036,973	43,020	6,086,519

In light of this vote, the Company intends to include an advisory stockholder vote to approve the compensation paid to its named executive officers every year until the next required vote on the frequency of stockholder votes on the compensation of named executive officers. The Company is required to hold a vote on frequency every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA QUINTA HOLDINGS INC.
Date: May 23, 2016	By:	/s/ Mark M. Chloupek
	Name:	Mark M. Chloupek
	Title:	Executive Vice President and General Counsel